Exhibit 99
WENDY’S INTERNATIONAL, INC.
PRO FORMA FINANCIAL INFORMATION
(Unaudited)
Introduction
On March 24, 2006, a wholly-owned subsidiary of Wendy’s International, Inc. (the “Company”), Tim Hortons Inc. (“THI”), completed an initial public offering of 33.35 million of its common shares. Following the initial public offering, the Company continued to own 159,952,977 shares of THI common stock, which represented approximately 82.75% of the total outstanding THI common stock. On August 31, 2006, the Company’s Board of Directors approved the distribution to the Company’s shareholders of the 159,952,977 shares of THI common stock owned by the Company. To effect this distribution, the Company’s Board of Directors declared a dividend on the Company’s common stock consisting of the remaining shares of THI common stock owned by the Company. On September 29, 2006, holders of the Company’s common stock received 1.3542759 shares of THI common stock as a dividend on each outstanding share of Wendy’s common stock they owned as of September 15, 2006.
The following Unaudited Pro Forma Condensed Consolidated Statements of Income for the quarterly periods ended April 2, 2006, July 2, 2006, April 3, 2005, July 3, 2005 and October 2, 2005, reflect the spin-off of THI that occurred on September 29, 2006 as if it had occurred as of January 2, 2005.
The historical financial information of the Company set forth below has been derived from the historical unaudited consolidated financial statements of the Company included in its Quarterly Reports on Form 10-Q for the quarters ended April 2, 2006, July 2, 2006 and October 2, 2005.
The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of operations that would have been achieved had the spin-off occurred on the date indicated. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Quarterly Reports on Form 10-Q for the quarterly periods ended April 2, 2006, July 2, 2006 and October 2, 2005.
THI will be accounted for as a discontinued operation in the third quarter of 2006, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” when the Company issues its financial statements for the first period that ends after completing the spin-off of THI.

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED APRIL 2, 2006
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy’s (a)	THI (b)		Pro Forma
Revenues
Retail sales	$753,747	$(208,200)		$545,547
Franchise revenues	177,773	(110,823)		66,950

Total revenues	931,520	(319,023)		612,497

Costs and expenses
Cost of sales	505,808	(162,106)		343,702
Company restaurant operating costs	175,713	(8,851)		166,862
Operating costs	60,351	(40,540)		19,811
Depreciation of property and equipment	48,932	(14,763)		34,169
General and administrative expenses	82,484	(21,481)		61,003
Other (income) expense, net	(8,580)	2,384		(6,196)

Total costs and expenses	864,708	(245,357)		619,351

Operating (loss) income	66,812	(73,666)		(6,854)
Interest expense	(12,599)	3,561		(9,038)
Interest income	4,138	(2,105)		2,033

Income (loss) before income taxes	58,351	(72,210)		(13,859)
Income taxes	6,654	(8,835)	(e)	(2,181)
Tim Hortons Inc. minority interest	465	(465)		—

Income (loss) from continuing operations	$51,232	$(62,910)		$(11,678)

Basic income (loss) from continuing operations per common share	$0.45			$(0.10)
Diluted income (loss) from continuing operations per common share	$0.44			$(0.10)

Basic shares	114,722			114,722
Diluted shares	116,397			114,722	(f)

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JULY 2, 2006
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy’s (a)	THI (b)		Pro Forma
Revenues
Retail sales	$825,620	$(234,107)		$591,513
Franchise revenues	204,536	(126,264)		78,272

Total revenues	1,030,156	(360,371)		669,785

Costs and expenses
Cost of sales	539,538	(180,337)		359,201
Company restaurant operating costs	174,354	(9,685)		164,669
Operating costs	59,806	(45,443)		14,363
Depreciation of property and equipment	50,200	(15,651)		34,549
General and administrative expenses	81,602	(24,029)		57,573
Goodwill and intangible impairment charges	72,690	—		72,690	(c)
Other (income) expense, net	78,050	1,716		79,766	(d)

Total costs and expenses	1,056,240	(273,429)		782,811

Operating loss	(26,084)	(86,942)		(113,026)
Interest expense	(14,767)	5,916		(8,851)
Interest income	14,866	(3,877)		10,989

Loss before income taxes	(25,985)	(84,903)		(110,888)
Income taxes	(9,186)	(16,530)	(e)	(25,716)
Tim Hortons Inc. minority interest	12,316	(12,316)		—

Loss from continuing operations	$(29,115)	$(56,057)		$(85,172)

Basic loss from continuing operations per common share	$(0.25)			$(0.73)
Diluted loss from continuing operations per common share	$(0.25)			$(0.73)

Basic shares	116,861			116,861
Diluted shares	116,861			116,861	(f)

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED APRIL 3, 2005
(Unaudited)
(in thousands, except per share data)

	Historical Wendy’s (a)	Spin-off of THI (b)		Pro Forma
Revenues
Retail sales	$724,547	$(162,144)		$562,403
Franchise revenues	169,626	(92,745)		76,881

Total revenues	894,173	(254,889)		639,284

Costs and expenses
Cost of sales	477,915	(124,824)		353,091
Company restaurant operating costs	169,670	(7,856)		161,814
Operating costs	36,182	(31,300)		4,882
Depreciation of property and equipment	48,718	(13,592)		35,126
General and administrative expenses	75,844	(17,505)		58,339
Other (income) expense, net	(3,968)	787		(3,181)

Total costs and expenses	804,361	(194,290)		610,071

Operating income	89,812	(60,599)		29,213
Interest expense	(11,534)	683		(10,851)
Interest income	1,189	(609)		580

Income before income taxes	79,467	(60,525)		18,942
Income taxes	28,211	(19,814)	(e)	8,397

Income from continuing operations	$51,256	$(40,711)		$10,545

Basic income from continuing operations per common share	$0.45			$0.09
Diluted income from continuing operations per common share	$0.45			$0.09

Basic shares	112,730			112,730
Diluted shares	114,596			114,596

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED JULY 3, 2005
(Unaudited)
(in thousands, except per share data)

	Historical Wendy’s (a)	Spin-off of THI (b)		Pro Forma
Revenues
Retail sales	$770,508	$(180,493)		$590,015
Franchise revenues	180,514	(101,002)		79,512

Total revenues	951,022	(281,495)		669,527

Costs and expenses
Cost of sales	505,535	(137,913)		367,622
Company restaurant operating costs	172,623	(8,639)		163,984
Operating costs	36,853	(31,926)		4,927
Depreciation of property and equipment	49,633	(13,996)		35,637
General and administrative expenses	73,221	(16,593)		56,628
Other (income) expense, net	(3,567)	1,599		(1,968)

Total costs and expenses	834,298	(207,468)		626,830

Operating income	116,724	(74,027)		42,697
Interest expense	(11,330)	911		(10,419)
Interest income	1,335	(525)		810

Income before income taxes	106,729	(73,641)		33,088
Income taxes	35,969	(23,139)	(e)	12,830

Income from continuing operations	$70,760	$(50,502)		$20,258

Basic income from continuing operations per common share	$0.62			$0.18
Diluted income from continuing operations per common share	$0.61			$0.17

Basic shares	114,555			114,555
Diluted shares	116,632			116,632

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED OCTOBER 2, 2005
(Unaudited)
(in thousands, except per share data)

	Historical Wendy’s (a)	Spin-off of THI (b)		Pro Forma
Revenues
Retail sales	$769,428	$(195,719)		$573,709
Franchise revenues	191,186	(111,553)		79,633

Total revenues	960,614	(307,272)		653,342

Costs and expenses
Cost of sales	508,441	(150,825)		357,616
Company restaurant operating costs	170,591	(9,453)		161,138
Operating costs	43,806	(39,084)		4,722
Depreciation of property and equipment	51,232	(15,566)		35,666
General and administrative expenses	73,703	(17,017)		56,686
Other (income) expense, net	(4,414)	2,878		(1,536)

Total costs and expenses	843,359	(229,067)		614,292

Operating income	117,255	(78,205)		39,050
Interest expense	(12,247)	1,089		(11,158)
Interest income	1,907	(747)		1,160

Income before income taxes	106,915	(77,863)		29,052
Income taxes	34,827	(22,665)	(e)	12,162

Income from continuing operations	$72,088	$(55,198)		$16,890

Basic income from continuing operations per common share	$0.62			$0.15
Diluted income from continuing operations per common share	$0.61			$0.14

Basic shares	115,688			115,688
Diluted shares	117,656			117,656

WENDY’S INTERNATIONAL, INC.
NOTES TO THE QUARTERLY PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME
(Unaudited)
(a)	Represents the Condensed Consolidated Statements of Income included in the Company’s Quarterly Report on Form 10-Q for the periods ended April 2, 2006, July 2, 2006 and October 2, 2005.

(b)	Represents the elimination of the results of operations of THI. The Company distributed 159,952,977 shares of THI common stock to the Company’s shareholders on September 29, 2006. The eliminations include certain amounts specifically identifiable to THI, such as stock compensation expense, which were previously classified in corporate charges for segment reporting purposes. The adjustments do not reflect the impact of a 50/50 joint venture between the Company and THI that manages the real estate for certain Canadian restaurants with both a Wendy’s and a Tim Hortons in the same unit. After the spin-off, this joint venture will no longer be wholly-owned by the Company but will be accounted for as an equity investment, with only 50% of the joint venture income included in the Company’s results.

(c)	Represents a Baja Fresh goodwill impairment charge of $46.9 million and a $25.8 million impairment charge related to the Baja Fresh trade name. These pretax charges of $72.7 million ($62.1 million after-tax) have historically been included as part of the Company’s reconciliation from reportable segment operating income to consolidated operating income for segment reporting purposes.

(d)	Includes restructuring costs of $29.0 million ($18.0 million after-tax) related to the Company’s cost reduction initiatives and $49.8 million ($30.9 million after-tax) of asset impairments related to Baja Fresh fixed assets and certain Wendy’s real estate properties. The restructuring costs, the Baja Fresh fixed asset impairments and the Wendy’s fixed asset impairments have historically been included in corporate charges, Developing Brands and Wendy’s for segment reporting purposes, respectively.

(e)	Income tax expense reflects a combination of the U.S. federal and state income tax rates applied to the THI U.S. business as well as Canadian tax expense related to the Canadian THI subsidiaries. Discrete tax items related specifically to the THI business have also been reflected in income tax expense.

(f)	In accordance with Statement of Financial Accounting Standards No. 128, “Earnings per Share,” no dilutive shares have been included in the computation of diluted earnings per common share because the pro forma results reflect an operating loss.